SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) February 10, 2004
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                           FIRST ADVANTAGE CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                             0-50285                   61-1437565
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(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)           Identification No.)

One Progress Plaza, Suite 2400, St. Petersburg, Florida                    33701
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (727) 214-3411
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.           Exhibits.


Exhibit No.                  Description
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99.1                         Press Release.


Item 12.          Results of Operation and Financial Condition.

     On February 10, 2004, First Advantage Corporation, a Delaware corporation, announced financial results for the fourth quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

     The information in this current report and the exhibit hereto is being "furnished" pursuant to Item 12 of Form 8-K. As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated into such filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FIRST ADVANTAGE CORPORATION



Date: February 10, 2004               By:       /s/ John Lamson
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                                          Name:  John Lamson
                                          Title: Executive Vice President and
                                                 Chief Financial Officer